DREYFUS SHORT TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Short Term Income Fund, a portfolio of Dreyfus Investment Grade Bond Fund, for the six-month period ended January 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 4.89%.* This compares with a total return of 4.24% for the Merrill Lynch Corporate and Government Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.427 per share, representing an annualized distribution rate per share of 7.00%.***
The Economy
    Throughout the reporting period, the economy manifested remarkable strength with few signs of upward price pressure. Measures of consumer optimism remained near record high levels: Consumer spending, which accounts for about two-thirds of all economic activity, increased 3.3% in 1997, the largest gain since 1994. A greater percentage of Americans were employed at the end of the reporting period than at any time since the government began recording employment numbers in 1948. Plentiful jobs, low inflation, and low interest rates have proved to be a winning combination. The unemployment rate averaged only 4.9% for all of 1997, near a 25-year low. It had been widely anticipated that such healthy employment conditions would ignite a resurgence in inflation. Yet throughout this period of dramatic gains in new jobs, inflation was quiescent. Fears that a tight labor market would result in inflation-inducing wage hikes were not realized: Instead, enormous investments in new equipment and technology enabled companies to offset rising costs with gains in productivity. On the inflation front, the Consumer Price Index rose only 1.7% in 1997, its smallest annual increase in 11 years, and almost half the rate of 1996. The Producer Price Index, which measures inflation at the wholesale level, actually fell 1.2% last year. In 1997, the economy expanded by 3.8%, the fastest rate since 1988. Such economic growth without inflation has caused tax revenues at national, state and local levels to surge, and has resulted in prospects for the first balanced Federal budget in almost 30 years!
    Bond yields ended the reporting period at their lowest levels in decades. Low inflation and the prospect of reduced Federal borrowing due to the improved condition of the budget have been a tonic for U.S. credit markets. Even the economic crisis in Asia has played a role in helping to reduce interest rates as foreign capital sought a safer investment haven in U.S. fixed income securities. Meanwhile, the Federal Reserve Board (the "Fed") has chosen to keep monetary policy steady during the Asian economic turmoil of the last several months. Of course, the lack of inflation has also played a major role in staying the Fed's hand from raising interest rates, despite the surging economy and tightening labor market. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, hiked the Federal Funds rate by one-quarter of a percent to 5.5%.
    That low interest rates have helped stimulate the economy can be seen in two interest-rate-sensitive economic sectors, housing and automobiles, which have remained strong. Economists estimate that new home sales for 1997 were at a 19-year high.
    The production side of the economy has remained strong. Through year-end, industrial production had risen for 14 consecutive months. Many economists (Fed Chairman Alan Greenspan among them) think that the Asian crisis may help slow our rate of economic growth. If so, it may allow the Fed to refrain from any monetary tightening over the near term. The dynamics are in place for such a slowdown. The dollar has risen sharply versus Asian currencies, making our exports more expensive. Because of this strength in the dollar, imports to the U.S. from Asia are likely to become cheaper, further dampening inflation. As Chairman Greenspan said in his testimony to the Senate Budget Committee, "The likelihood that we shall be seeing some lower prices on imported goods as a result of the difficulties in Asia may afford some breathing room from inflation pressures."
    Of course, we are mindful that there are factors that can adversely affect the current, almost ideal economic climate. Wage pressures, still in check relative to inflation, began to inch higher at the end of the reporting period. Asian demand may remain stronger than currently anticipated. It is clear that the almost relentless strength in the economy has been a continuing concern of the Fed.
Market Environment
    The last time we wrote to you, in July of 1997, we mentioned our optimism for lower rates in the bond market. Many of the same factors remain in place: the balanced budget, globally attractive rates, a strong dollar, and declining commodity prices. These factors came to fruition, but to a much greater extent than even we had anticipated.
    The turmoil in Asia was the wild card that caused commodity prices to drop precipitously, drove the dollar stronger, and caused a flight to the U.S. bond market. We believe the peak in the crisis has passed, but the crisis is not over. The repercussions from Asia could reverberate well into 1998, which could manifest itself in the form of a general slowdown in world economic growth.
    Corporate securities came under pressure as the Asian crisis began unfolding. This effect was seen in the form of wider spreads versus comparable maturity Treasuries. Investors began to rethink whether they were being compensated enough for the increased risk of corporate securities (the spread to Treasuries narrows when economic conditions are generally thought to be improving, thereby decreasing the likelihood of potential default). The widening has continued to occur in some securities, but in general the risk premium is great enough to view some corporate securities as attractive. However, sector and individual credit selection will become even more critical as global events continue to unfold.
    The Fed, which was widely anticipated to raise rates in 1997, might be more inclined to ease rates in 1998. The impact of an easing will be seen via a steeper yield curve (the basis point spread between shorter and longer maturity Treasury securities gets numerically larger).
Portfolio Overview
    The portfolio's outperformance these last six months relative to its benchmark can be attributed to several factors: duration/yield curve adjustments, sector weightings, and security selection. During most of the period, the portfolio's duration was modestly longer than that of the benchmark, which helped performance in the generally declining interest rate environment. Positioning on the yield curve has been to emphasize the five-year maturity sector whenever possible, which has been the best performin g sector of the yield curve. As of January 31, 1998, the Fund's duration was
2.5 years, and we continue to favor the five-year maturity sector.
    The portfolio has remained overweighted in both corporates and mortgage-backed securities despite considerable volatility in their yield spreads to Treasuries. Spreads widened in November and again in January as large new issue supply coincided with both corporate credit concerns and mortgage prepayment fears. By the end of January, spreads had begun to narrow as both supply and credit/prepayment fears began to subside. Maintaining a fully invested posture in carefully selected issues served the Fund well during this period of market volatility. In the corporate market we continue to favor names with improving fundamentals such as A. H. Belo, Quantum, and Rite Aid. In the mortgage sector we favor both commercial and residential securities that will benefit from improving real estate credit fundamentals and offer far better protection from prepayments than typical agency mortgages.


    As always, we will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.
                              Very truly yours,

                          [Kevin M. McClintock signature logo]

                              Kevin M. McClintock
                              Head of Taxable Fixed Income
February 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. - Unlike the Fund, the Merrill Lynch Corporate and Government Master Index is an unmanaged performance benchmark for investment-grade corporate securities and government securities with maturities greater than or equal to one year, but no longer than 4.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                       JANUARY 31, 1998 (UNAUDITED)
                                                                                                  Principal
Bonds and Notes-95.9%                                                                               Amount           Value
                                                                                                 _____________    _____________
  Aircraft & Aerospace-7.8%          Aircraft Lease Portfolio Securitisation 96-1
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 12 3/4%, 2006..................                    $....4,387,911   $
                                     4,738,944 America West Airlines Pass-Through Trusts, Ctfs.:
                                       Ser. 1996-1, Cl. D, 8.16%, 2002......                         5,207,123        5,233,160
                                       Ser. 1997-1, Cl. D, 8.12%, 2001......                         4,250,000 (a)    4,271,250
                                     Fairchild,
                                       Sub. Deb., 12%, 2001.................                        10,150,000       10,200,750
                                                                                                                  _____________
                                                                                                                     24,444,104
                                                                                                                  _____________
                 Asset-Backed-4.1%   Bosque Asset,
                                       Asset-Backed Notes,
                                       7.66%, 2002..........................                         3,390,244 (a)    3,416,730
                                     Prime Finance, 1997-A Equipment Lease
                                       Receivables-Backed Pay-Through Notes:
                                         Cl. A-2, 7.13%, 2005..................                      4,994,718 (a)    5,082,126
                                         Cl. A-3, 7.295%, 2005.................                      2,670,172 (a)    2,699,378
                                         Cl. B, 7.295%, 2005...................                      1,857,975 (a)    1,760,432
                                                                                                                  _____________
                                                                                                                     12,958,666
                                                                                                                  _____________
                  Auto Related-.7%   Collins & Aikman Products,
                                       Gtd. Sr. Sub. Notes, 11 1/2%, 2006....                        2,000,000        2,260,000
                                                                                                                  _____________
           Building Materials-1.5%   Emcor Group,
                                       Notes, Ser. C, 11%, 2001.............                         4,495,700        4,698,006
                                                                                                                  _____________
                 Broadcasting-1.3%   Scandinavian Broadcasting System SA,
                                       Conv. Sub. Deb.:
                                         7%, 2004..............................                      2,000,000 (a)    2,025,000
                                         7 1/4%, 2005.....................................           2,000,000        2,027,500
                                                                                                                  _____________
                                                                                                                      4,052,500
                                                                                                                  _____________
              Cable Television-.7%   CCA Holdings,
                                       Sr. Sub. Notes, Zero Coupon, 1999....                         2,798,521        2,182,500
                                                                                                                  _____________
            Commercial
             Mortgage Backed-16.1%   BKB Commercial Mortgage Trust,
                                       Multiclass Pass-Through Ctfs., Ser. 1997-C1:
                                         Cl. C, 7.45%, 2000....................                      8,000,000 (a)    8,058,750
                                         Cl. E, 8.94%, 2001....................                      4,000,000 (a,b)  4,008,750
                                     BTC Mortgage Investors Trust,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-S1, Cl. C, 6.645%, 2009....                        10,395,000 (a)   10,437,230
                                     CRIIMI MAE Trust I,
                                       Commercial Mortgage Bonds, Ser. 1996-C1,
                                       Cl. A-1, 6.77%, 2033.................                         5,617,909 (a)    5,595,086
                                     Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.:
                                       Ser. 1997 SD1, 6.88%, 2010...........                         4,500,000        4,504,219

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JANUARY 31, 1998 (UNAUDITED)
                                                                                                   Principal
Bonds and Notes (continued)                                                                          Amount           Value
                                                                                                 _____________    _____________
         Commercial
      Mortgage Backed (continued)    Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1992-CHF:
                                           Cl. C, 8 1/4%, 2020..........................        $....4,878,741   $    4,881,791
                                           Cl. D, 8 1/4%, 2020..........................             1,217,450        1,222,016
                                         Ser. 1992-C8,
                                           Cl. B, 8.835%, 2023...............                        5,000,000        5,107,813
                                         Ser. 1993-C3,
                                           Cl. D, 7.10%, 2024................                        1,894,902        1,909,114
                                         Ser. 1994-C2,
                                             Cl. D, 8%, 2025...................                      4,629,474        4,798,740
                                                                                                                  _____________
                                                                                                                     50,523,509
                                                                                                                  _____________
                     Consumer-1.9%   Revlon Worldwide,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 1998....................                         4,500,000        4,473,711
                                     Signature Brands USA,
                                       Sr. Sub. Notes, 13%, 2002 (Units)....                         1,250,000 (c)    1,356,250
                                                                                                                  _____________
                                                                                                                      5,829,961
                                                                                                                  _____________
                      Energy-12.1%   DeepTech International,
                                       Sr. Secured Notes, 11%, 2000.........                         7,850,000 (a)    7,889,250
                                     Dual Drilling,
                                       Gtd. Sr. Sub. Notes, 97\8%, 2004.....                        14,750,000       16,003,750
                                     Loews,
                                       Exchangeable Sub. Notes, 31\8%, 2007.                         4,500,000 (d)    4,314,375
                                     PDV America (Gtd. by Propernyn B.V. and
                                       Venezuelan Petroleum),
                                       Sr. Notes, 71\4%, 1998...............                         6,500,000        6,545,260
                                     Reading & Bates,
                                       Conv. Deb., 4.878%, 1998.............                         3,321,000        3,240,000
                                                                                                                  _____________
                                                                                                                     37,992,635
                                                                                                                  _____________
                Entertainment-3.3%   Tele-Communications,
                                       Medium-Term Notes, 6.60%, 1998.......                         5,000,000        5,000,165
                                     Time Warner,
                                       Notes, 7.95%, 2000...................                         5,000,000        5,186,120
                                                                                                                  _____________
                                                                                                                     10,186,285
                                                                                                                  _____________
                      Finance-4.4%   Bear Stearns Capital Trust I,
                                       Gtd. Fixed/Adj. Rate Capital Securities,
                                       7%, 2027.............................                         4,000,000 (a,b)  4,100,516
                                     CoreStates Capital III,
                                       Floating Rate Capital Trust,
                                       Gtd. Pass-Through Securities,
                                       6.445%, 2027.........................                        10,000,000 (a,b)  9,623,700
                                                                                                                  _____________
                                                                                                                     13,724,216
                                                                                                                  _____________

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JANUARY 31, 1998 (UNAUDITED)
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
                                                                                                 _____________    _____________
                      Foreign-2.7%   Industrial Finance of Thailand,
                                       Notes, 7 3/4%, 2002 ..................                       $4,000,000 (a,e) $3,795,124
                                     Petroleos Mexicanos,
                                       Gtd. Notes, 8%, 1998.................                         4,500,000 (a)    4,522,500
                                                                                                                  _____________
                                                                                                                      8,317,624
                                                                                                                  _____________
         Foreign/Governmental-5.1%   Republic of Argentina,
                                       Floating Rate Notes:
                                         9 1/2%, 2002.....................................          10,000,000 (b)   10,062,500
                                         (BOTE), Ser. 10, 5.906%, 2000.........                      1,802,500 (b)    1,751,128
                                     Sultanate of Oman,
                                       Notes, 7 1/8%, 2002...................                        4,000,000 (a)    4,090,000
                                                                                                                  _____________
                                                                                                                     15,903,628
                                                                                                                  _____________
                       Gaming-1.0%   Waterford Gaming, L.L.C./Finance,
                                       Sr. Notes, 12 3/4%, 2003..............                        2,838,000        3,135,990
                                                                                                                  _____________
                    Insurance-1.5%   Presidential Life,
                                       Sr. Notes, 9 1/2%, 2000...............                        4,575,000        4,720,787
                                                                                                                  _____________
               Mining & Metals-.6%   Inco, Ltd.,
                                       Conv. Deb., 5 3/4%, 2004..............                        2,000,000        1,942,500
                                                                                                                  _____________
                   Publishing-1.6%   A.H. Belo,
                                       Sr. Notes, 6 7/8%, 2002...............                        5,000,000        5,136,800
                                                                                                                  _____________
           Real Estate
           Investment Trusts -3.3%   Crescent Real Estate Equities, L.P.,
                                       Notes, 6 5/8%, 2002...................                       10,000,000 (a)   10,149,040
                                                                                                                  _____________
         Residential Mortgage-2.3%   DLJ Mortgage Acceptance,
                                       Multifamily Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-MF11, Cl. B1, 8.10%, 2004..                         7,000,000        7,262,500
                                                                                                                  _____________
                       Retail-1.3%   K Mart,
                                       Medium-Term Notes, 7.96%, 1999.......                           500,000          509,435
                                     Rite Aid,
                                       Conv. Sub. Notes, 5 1/4%, 2002........                        3,000,000 (a)    3,438,750
                                                                                                                  _____________
                                                                                                                      3,948,185
                                                                                                                  _____________
                        Steel-1.1%   EES Coke Battery,
                                       Sr. Secured Notes, Ser. A, 7 1/8%, 2002                       3,298,750 (a)    3,337,434
                                                                                                                  _____________
                    Technology-.6%   Quantum,
                                       Conv. Sub. Notes, 7%, 2004 ..........                         2,000,000        1,972,500
                                                                                                                  _____________
           Telecommunications-2.2%   Dial Call Communications,
                                       Sr. Discount Notes, Zero Coupon, 1999 (Units)                 4,000,000 (c,f)  3,940,000
                                     Nextel Communications,
                                       Sr. Redeemable Discount Notes, Zero Coupon, 1998.........     3,000,000 (g)    3,030,000
                                                                                                                  _____________
                                                                                                                      6,970,000
                                                                                                                  _____________

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JANUARY 31, 1998 (UNAUDITED)
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount           Value
                                                                                                 _____________    _____________
                       Tobacco-.7%   Philip Morris Cos.,
                                       Notes, 6.95%, 2001...................                    $....2,000,000 (h)  $ 2,074,538
                                                                                                                  _____________
U.S. Government Agency/
             Mortgage Backed-18.0%   Federal Home Loan Mortgage:
                                       6 1/2%, 3/1/2028......................                       15,000,000 (i)   14,943,750
                                       Multiclass Mortgage Participation Ctfs, REMIC:
                                         Ser. 1547, Cl. B, 7%, 2/15/2022
                                           (Interest Only Obligation)........                        6,474,821 (j)    1,526,957
                                         Ser. 1987, Cl. PI, 7%, 9/15/2012
                                           (Interest Only Obligation)........                        2,680,571 (j)      690,247
                                         Ser. 1999, Cl. PW, 7%, 8/15/2026
                                           (Interest Only Obligation)........                       13,500,000 (j)    3,332,812
                                     Federal National Mortgage Association:
                                       9%, 6/1/2026-8/1/2026................                        15,097,158       16,104,221
                                       REMIC Trust,
                                         Gtd. Pass-Through Ctfs.:
                                           Ser. 1993-198, Cl. M, 6 1/2%, 10/25/2023
                                             (Interest Only Obligation)......                        4,830,000 (j)    1,913,133
                                           Ser. 1997-40, Cl. PF, 7%, 12/18/2026
                                             (Interest Only Obligation)......                       12,696,714 (j)    5,003,299
                                                 Ser. 1997-56, Cl. PM, 7%, 6/18/2026
                                             (Interest Only Obligation)......                        3,000,000 (j)      890,625
                                     Government National Mortgage Association I:
                                       8%, 9/15/2008........................                         5,731,014        5,970,972
                                       9%, 11/15/2017.......................                         5,648,509        6,151,565
                                                                                                                  _____________
                                                                                                                     56,527,581
                                                                                                                  _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $298,580,215)..................                                       $300,251,489
                                                                                                                  =============
Preferred Stocks .1%                                                                                Shares
                                                                                                 _____________
                           Energy;   Elf Overseas, Ltd.,
                                       Ser. A, Gtd. Cum., $2.125
                                       (cost $262,500)......................                            10,000     $    266,250
                                                                                                                  =============

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JANUARY 31, 1998 (UNAUDITED)
                                                                                                  Principal
Short-Term Investments-7.4%                                                                        Amount             Value
                                                                                                ______________     ____________
                 Time Deposit-7.1%   Chase Manhattan Bank (London),
                                       5 1/2%, 2/2/1998......................                     $ 22,174,000    $  22,174,000
                                                                                                                  _____________
           U.S. Treasury Bills-.3%  5.17%, 3/5/1998.........................                           517,000 (k)      514,648
                                     5.04%, 3/12/1998.......................                           507,000 (k)      504,202
                                     5.07%, 4/2/1998........................                           128,000 (k)      126,900
                                                                                                                  _____________
                                                                                                                      1,145,750
                                                                                                                  _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $23,319,774)...................                                      $  23,319,750
                                                                                                                  =============
TOTAL INVESTMENTS (cost $322,162,489).......................................                            103.4%     $323,837,489
                                                                                                        ======    =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                             (3.4%)   $ (10,631,700)
                                                                                                        ======    =============
NET ASSETS..................................................................                            100.0%     $313,205,789
                                                                                                        ======    =============

Notes to Statement of Investments:
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, these securities amounted to $94,505,922 or 30.2% of net assets.
(b)    Variable rate security-interest rate subject to periodic change.
(c)    With warrants to purchase common stock.
(d)    Exchangeable into the common stock of Diamond Offshore Drilling.
(e) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/4/2007.
(f) Zero coupon until 4/15/1999, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 4/15/2004.
(g) Zero coupon until 9/1/1998, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 9/1/2003.
(h) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
(i)    Purchased on a forward commitment basis.
(j)    Notional face amount shown.
(k) Held in a segregated account as collateral for Financial Futures positions.

STATEMENT OF FINANCIAL FUTURES                                                                    JANUARY 31, 1998 (UNAUDITED)
                                                                           Market Value                    Unrealized
                                                                             Covered                      Appreciation
Financial Futures                                           Contracts    by Contracts    Expiration        at 1/31/98
_______________                                           _____________  _____________    _____________  _____________
U.S. Treasury 5yr. Notes (Long)................              1,280       $140,760,000     March '98    $       640,000
                                                                                                         =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           JANUARY 31, 1998 (UNAUDITED)
                                                                                              Cost           Value
                                                                                              _____________  _____________
ASSETS:                          Investments in securities-See Statement of Investments           $322,162,489    $323,837,489
                                 Cash.......................................                                         1,764,637
                                 Receivable for investment securities sold..                                        28,528,728
                                 Interest receivable........................                                         4,462,913
                                 Receivable for futures variation margin-Note 4(a)                                     160,000
                                 Receivable for shares of Common Stock subscribed                                       53,383
                                 Prepaid expenses and other assets..........                                            26,011
                                                                                                                 _____________
                                                                                                                   358,833,161
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         155,750
                                 Due to Distributor.........................                                            51,900
                                 Payable for investment securities purchased                                        44,644,604
                                 Payable for shares of Common Stock redeemed                                           707,573
                                 Interest payable-Note 2....................                                            11,078
                                 Accrued expenses...........................                                            56,467
                                                                                                                 _____________
                                                                                                                    45,627,372
                                                                                                                 _____________
NET ASSETS..................................................................                                      $313,205,789
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                      $321,440,894
                                 Accumulated undistributed investment income-net                                       756,579
                                 Accumulated net realized gain (loss) on investments...........................    (11,306,684)
                                 Accumulated net unrealized appreciation
                                 (depreciation)
                                 on investments (including $640,000 net unrealized
                                         appreciation on financial futures)-Note 4(b)                                2,315,000
                                                                                                                 _____________
NET ASSETS..................................................................                                      $313,205,789
                                                                                                                 =============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                        25,717,740
NET ASSET VALUE, offering and redemption price per share....................                                            $12.18
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest Income............................                    $11,865,994
                                 Cash dividends.............................                         10,625
                                                                                               ____________
                                       Total Income.........................                                       $11,876,619
EXPENSES:                        Management fee-Note 3(a)...................                        728,891
                                 Shareholder servicing costs-Note 3(b)......                        445,629
                                 Professional fees..........................                         19,894
                                 Registration fees..........................                         19,114
                                 Directors' fees and expenses-Note 3(c).....                         18,272
                                 Custodian fees-Note 3(b)...................                         17,540
                                 Interest expense-Note 2....................                         15,043
                                 Prospectus and shareholders' reports.......                         14,021
                                 Miscellaneous..............................                          2,278
                                                                                               ____________
                                       Total Expenses.......................                      1,280,682
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                         (3,975)
                                                                                               ____________
                                       Net Expenses.........................                                         1,276,707
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        10,599,912
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                $        26,821
                                 Net realized gain (loss) on financial futures                    3,864,253
                                                                                               ____________
                                       Net Realized Gain (Loss).............                                         3,891,074
                                 Net unrealized appreciation (depreciation) on investments
                                     (including $622,844 net unrealized appreciation
                                     on financial futures)..................                                          (427,819)
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         3,463,255
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $14,063,167
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                            January 31, 1998     Year Ended
                                                                                              (Unaudited)      July 31, 1997
                                                                                           ________________   ________________
OPERATIONS:
  Investment income-net.................................................                      $  10,599,912      $  16,612,473
  Net realized gain (loss) on investments...............................                          3,891,074         (1,191,625)
  Net unrealized appreciation (depreciation) on investments.............                           (427,819)         4,158,066
                                                                                              _____________      _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                         14,063,167         19,578,914
                                                                                              _____________      _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................                        (10,262,288)       (16,393,236)
                                                                                              _____________      _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.........................................                         91,299,550        178,300,093
  Dividends reinvested..................................................                          9,610,562         12,757,874
  Cost of shares redeemed...............................................                        (70,646,739)      (104,794,887)
                                                                                              _____________      _____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions...                         30,263,373         86,263,080
                                                                                              _____________      _____________
      Total Increase (Decrease) in Net Assets...........................                         34,064,252         89,448,758
NET ASSETS:
  Beginning of Period...................................................                        279,141,537        189,692,779
                                                                                              _____________      _____________
  End of Period.........................................................                       $313,205,789       $279,141,537
                                                                                              =============      =============
UNDISTRIBUTED INVESTMENT INCOME-NET.....................................                    $       756,579    $       418,955
                                                                                              _____________      _____________
                                                                                                 Shares              Shares
                                                                                              _____________      _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................                          7,576,857         14,929,236
  Shares issued for dividends reinvested................................                            798,169          1,069,474
  Shares redeemed.......................................................                         (5,867,269)        (8,776,684)
                                                                                              _____________      _____________
    Net Increase (Decrease) in Shares Outstanding.......................                          2,507,757          7,222,026
                                                                                              =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                      Six Months Ended
                                                      January 31, 1998                Year Ended July 31,
                                                                         _____________________________________________
PER SHARE DATA:                                         (Unaudited)      1997      1996      1995      1994      1993(1)
                                                     ________________  ______    ______    ______    ______    ______
    Net asset value, beginning of period.                 $12.03       $11.86    $11.89    $11.94    $12.47    $12.50
                                                          ______       ______    ______    ______    ______    ______
    Investment Operations:
    Investment income-net................                    .44          .86       .78       .85       .84       .89
    Net realized and unrealized gain (loss)
      on investments.....................        .           .14          .17      (.04)     (.05)     (.54)     (.01)
                                                          ______       ______    ______    ______    ______    ______
    Total from Investment Operations.....                    .58         1.03       .74       .80       .30       .88
                                                          ______       ______    ______    ______    ______    ______
    Distributions:
    Dividends from investment income-net.                   (.43)        (.86)     (.77)     (.85)     (.83)     (.89)
    Dividends from net realized gain on investments           .-           .-        .-        .-        .-      (.02)
                                                          ______       ______    ______    ______    ______    ______
    Total Distributions..................                   (.43)        (.86)     (.77)     (.85)     (.83)     (.91)
                                                          ______       ______    ______    ______    ______    ______
    Net asset value, end of period.......                 $12.18       $12.03    $11.86    $11.89    $11.94    $12.47
                                                          ======       ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN..................                   9.70%(2)     8.95%     6.42%     7.05%     2.47%     7.68%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets        .87%(2)      .80%      .80%      .61%      .24%        -
    Ratio of interest expense to average net assets          .01%(2)      .02%        -         -         -         -
    Ratio of net investment income
      to average net assets..............                   7.27%(2)     7.28%     6.52%     7.26%     6.79%     7.58%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.                    .00%(3)      .11%      .14%      .34%      .71%     1.12%(2)
    Portfolio Turnover Rate..............                  93.51%(4)   292.99%   291.35%   511.62%    74.90%    54.59%(4)
    Net Assets, end of period (000's Omitted)           $313,206     $279,142  $189,693  $210,524  $277,028  $205,736

(1)    From August 18, 1992 (commencement of operations) to July 31, 1993.
(2)    Annualized.
(3)    Amount represents less than .01%.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short Term Income Fund (the "Fund") is a series of Dreyfus Investment Grade Bond Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund is a non-diversified series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc.
(the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations, including U. S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding
U. S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $14,220,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through July 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $9,958,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004 and $1,315,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 1998 was approximately $529,600, with a related weighted average annualized interest rate of 5.63%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from August 1, 1997 through January 31, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $3,975 during the period ended January 31, 1998.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .20 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended January 31, 1998, the Fund was charged $291,557 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1998, the Fund was charged $51,910 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended January 31, 1998, the Fund was charged $17,540 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 1998 amounted to $299,911,497 and $286,326,302, respectively.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The
Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 1998 and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (b) At January 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $2,315,000, consisting of $3,996,183 gross unrealized appreciation and $1,681,183 gross unrealized depreciation.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS SHORT TERM INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            083AR981
Short Term
Income Fund
Semi-Annual Report
January 31, 1998
Registration Mark
[Dreyfus logo]

DREYFUS INTERMEDIATE TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Intermediate Term Income Fund, a portfolio of Dreyfus Investment Grade Bond Fund, for the six-month period ended January 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 6.98%.* This compares with a total return of 5.75% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.446 per share, representing an annualized distribution rate per share of 6.51%.***
The Economy
    Throughout the reporting period, the economy manifested remarkable strength with few signs of upward price pressure. Measures of consumer optimism remained near record high levels: Consumer spending, which accounts for about two-thirds of all economic activity, increased 3.3% in 1997, the largest gain since 1994. A greater percentage of Americans were employed at the end of the reporting period than at any time since the government began recording employment numbers in 1948. Plentiful jobs, low inflation, and low interest rates have proved to be a winning combination. The unemployment rate averaged only 4.9% for all of 1997, near a 25-year low. It had been widely anticipated that such healthy employment conditions would ignite a resurgence in inflation. Yet throughout this period of dramatic gains in new jobs, inflation was quiescent. Fears that a tight labor market would result in inflation-inducing wage hikes were not realized. Instead, enormous investments in new equipment and technology enabled companies to offset rising costs with gains in productivity. On the inflation front, the Consumer Price Index rose only 1.7% in 1997, its smallest annual increase in 11 years, and almost half the rate of 1996. The Producer Price Index, which measures inflation at the wholesale level, actually fell 1.2% last year. In 1997, the economy expanded by 3.8%, the fastest rate since 1988. Such economic growth without inflation has caused tax revenues at national, state and local levels to surge, and has resulted in prospects for the first balanced Federal budget in almost 30 years!
    Bond yields ended the reporting period at their lowest levels in decades. Low inflation and the prospect of reduced Federal borrowing due to the improved condition of the budget have been a tonic for U.S. credit markets. Even the economic crisis in Asia has played a role in helping to reduce interest rates as foreign capital sought a safer investment haven in U.S. fixed income securities. Meanwhile, the Federal Reserve Board (the "Fed") has chosen to keep monetary policy steady during the Asian economic turmoil of the last several months. Of course, the lack of inflation has also played a major role in staying the Fed's hand from raising interest rates, despite the surging economy and tightening labor market. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, hiked the Federal Funds rate by one-quarter of a percent to 5.5%.
    That low interest rates have helped stimulate the economy can be seen in two interest-rate-sensitive economic sectors, housing and automobiles, which have remained strong. Economists estimate that new home sales for 1997 were at a 19-year high.
    The production side of the economy has remained strong. Through year-end, industrial production had risen for 14 consecutive months. Many economists (Fed Chairman Alan Greenspan among them) think that the Asian crisis may help slow our rate of economic growth. If so, it may allow the Fed to refrain from any monetary tightening over the near term. The dynamics are in place for such a slowdown. The dollar has risen sharply versus Asian currencies, making our exports more expensive. Because of this strength in the dollar, imports to the U.S. from Asia are likely to become cheaper, further dampening inflation. As Chairman Greenspan said in his testimony to the Senate Budget Committee, "The likelihood that we shall be seeing some lower prices on imported goods as a result of the difficulties in Asia may afford some breathing room from inflation pressures."

    Of course, we are mindful that there are factors that can adversely affect the current, almost ideal economic climate. Wage pressures, still in check relative to inflation, began to inch higher at the end of the reporting period. Asian demand may remain stronger than currently anticipated. It is clear that the almost relentless strength in the economy has been a continuing concern of the Fed.
Market Environment
    The last time we wrote to you, in July of 1997, we mentioned our optimism for lower rates in the bond market. Many of the same factors remain in place: the balanced budget, globally attractive rates, a strong dollar, and declining commodity prices. These factors came to fruition, but to a much greater extent than even we had anticipated.
    The turmoil in Asia was the wild card that caused commodity prices to drop precipitously, drove the dollar stronger, and caused a flight to the U.S. bond market. We believe the peak in the crisis has passed, but the crisis is not over. The repercussions from Asia could reverberate well into 1998, which could manifest itself in the form of a general slowdown in world economic growth.
    Corporate securities came under pressure as the Asian crisis began unfolding. This effect was seen in the form of wider spreads versus comparable maturity Treasuries. Investors began to rethink whether they were being compensated enough for the increased risk of corporate securities (the spread to Treasuries narrows when economic conditions are generally thought to be improving, thereby decreasing the likelihood of potential default). The widening has continued to occur in some securities, but in general the risk premium is great enough to view some corporate securities as attractive. However, sector and individual credit selection will become even more critical as global events continue to unfold.
    The Fed, which was widely anticipated to raise rates in 1997, might be more inclined to ease rates in 1998. The impact of an easing will be seen via a steeper yield curve (the basis point spread between shorter and longer maturity Treasury securities gets numerically larger).
Portfolio Overview
    The portfolio's outperformance these last six months relative to its benchmark can be attributed to several factors: duration/yield curve adjustments, sector weightings, and security selection. During most of the period, the portfolio's duration was modestly longer than that of the benchmark, which helped performance in the generally declining interest rate environment. Positioning on the yield curve has been to emphasize the five-year maturity sector whenever possible, which has been the best performin g sector of the yield curve. As of January 31, 1998, the Fund's duration was
5.1 years, and we continue to favor the five-year maturity sector.
    The portfolio has remained overweighted in both corporates and mortgage-backed securities despite considerable volatility in their yield spreads to Treasuries. Spreads widened in November and again in January as large new issue supply coincided with both corporate credit concerns and mortgage prepayment fears. By the end of January, spreads had begun to narrow as both supply and credit/prepayment fears began to subside. Maintaining a fully invested posture in carefully selected issues served the Fund well during this period of market volatility. In the corporate market we continue to favor names with improving fundamentals such as Rockwell International, Quantum, and Rite Aid. In the mortgage sector we favor both commercial and residential securities that will benefit from improving real estate credit fundamentals and offer far better protection from prepayments than typical Agency mortgages.

    As always, we will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.

                              Very truly yours,

                      [Kevin M. McClintock signature logo]

                              Kevin M. McClintock
                              Head of Taxable Fixed Income
February 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. - Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities at $200 million per coupon.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                  JANUARY 31, 1998 (UNAUDITED)
                                                                                                 Principal
Bonds and Notes-96.7%                                                                              Amount           Value
                                                                                                ____________    ____________
                 Aircraft &
                    Aerospace-2.2%   Fairchild,
                                       Sub. Deb., 12%, 2001.................                   $ 500,000        $502,500
                                                                                                                ____________
                Asset Backed-1.5%     GE Capital Mortgage Services,
                                      Home Equity Loan Pass-Through Ctfs.,
                                      Ser. 1996-HE4, Cl. B4, 9.367%, 2026..                     430,961 (a,b)   333,456
                                                                                                                ____________
           Commercial Mortgage
                      Backed-19.5%   Countrywide Funding,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-8, Cl. B2, 6%, 2009........                     795,149 (a)     685,320 GMAC
                                     Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 2006.....                     600,000         616,781
                                     G S Mortgage Securities II,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-GL, Cl. G, 7.779%, 2030....                     800,000 (b)     821,250
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1992-CHF, Cl. D, 8 1/4%, 2020...............        574,761        576,917
                                         Ser. 1993-C3, Cl. D, 7.10%, 2024......                   947,451        954,557
                                     Structured Asset Securities,
                                       Multiclass Pass-Through Ctfs., REMIC,
                                       Ser. 1996-CFL, Cl. H, 7 3/4%, 2028....                    1,000,000    (a) 792,188
                                                                                                                ____________
                                                                                                               4,447,013
                                                                                                                ____________
                      Energy-10.1%   Dual Drilling,
                                       Gtd. Sr. Sub. Notes, 9 7/8%, 2004.....                    1,000,000     1,085,000
                                     Loews,
                                       Exchangeable Sub. Notes, 3 1/8%, 2007.                      500,000 ( c)  479,375
                                     Louisiana Land & Exploration,
                                       Deb., 7.65%, 2023....................                       200,000       221,065
                                     PDV America (Gtd. by Propernyn B.V. and
                                       Venezuelan Petroleum),
                                       Sr. Notes, 7 1/4%, 1998...............                      500,000       503,481
                                                                                                                ____________
                                                                                                                2,288,921
                                                                                                                ____________
                      Foreign-4.0%   Industrial Finance of Thailand,
                                       Notes, 7 3/4%, 2002...................                      250,000 (a,d)  237,195
                                     Korea Electric Power,
                                       Deb., Zero Coupon, 2016..............                     5,000,000 (e)    675,000
                                                                                                                ____________
                                                                                                                  912,195
                                                                                                                ____________
          Foreign/Governmental-.3%   Republic of Argentina (BOTE),
                                       Floating Rate Notes, Ser. 10, 5.906%, 2000                   72,100 (b)     70,045
                                                                                                                ____________
              Hotels & Motels-2.2%   Hyatt Equities, L.L.C.,
                                       Notes, 6.80%, 2000...................                       500,000 (a)    510,730
                                                                                                                ____________

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         JANUARY 31, 1998 (UNAUDITED)
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount           Value
                                                                                                ____________    ____________
                   Industrial-3.3%   Rockwell International,
                                       Sr. Notes, 5.20%, 1998...............                    $  1,000,000   $     757,500
                                                                                                                ____________
                    Insurance-2.4%   Presidential Life,
                                       Sr. Notes, 9 1/2%, 2000...............                        525,000         541,730
                                                                                                                ____________
                   Publishing-3.6%   A.H. Belo,
                                       Sr. Deb., 7 3/4%, 2027................                        750,000         827,824
                                                                                                                ____________
        Real Estate
           Investment Trusts-11.2%   Crescent Real Estate Equities, L.P.,
                                       Notes, 6 5/8%, 2002...................                      1,000,000 (a)   1,014,904
                                     FelCor Suities, L.P.,
                                       Gtd. Sr. Notes, 7 5/8%, 2007..........                        500,000 (a)     514,186
                                     Tanger Properties, Ltd.,
                                       Notes, 7 7/8%, 2004...................                      1,000,000       1,026,221
                                                                                                                ____________
                                                                                                                   2,555,311
                                                                                                                ____________
           Residential Mortgage
                       Backed-9.9%   Bear Stearns Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. 1995-1:
                                         Cl. 1B4, 6.475%, 2010.................                      306,416 (a,b)   276,732
                                         Cl. 2B4, 7.40%, 2010..................                      246,855 (a)     233,047
                                     Chase Mortgage Finance,
                                       Multi-Class Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. 1994E, Cl. B5, 6 1/4%, 2010                       167,338 (a)     150,395
                                     GE Capital Mortgage Services,
                                       REMIC Multi-Class Pass-Through Ctfs.:
                                         Ser. 1994-21, Cl. B4, 6 1/2%, 2009...............           281,259 (a)     253,749
                                         Ser. 1994-22, Cl. B2, 6%, 2009........                      177,214         172,894
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7, Cl. B2, 6 3/4%, 2011.....                        232,624         234,660
                                     Residential Funding Mortgage Securities I,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1997-S19, Cl. B3, 6 1/2%, 2012...                        461,051 (a)     161,368
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. Greenpoint 1996-A,
                                       Cl. B3, 8.408%, 2027.................                         711,383 (b)     770,073
                                                                                                                ____________
                                                                                                                   2,252,918
                                                                                                                ____________
                       Retail-4.9%   Rite Aid,
                                       Conv. Sub. Notes, 5 1/4%, 2002........                        500,000 (a)     573,125
                                     Smith's Food & Drug Centers,
                                       Pass-Through Trusts,
                                       Pass-Through Ctfs.,
                                       Ser. 1994-A2, 8.64%, 2012............                         500,000         544,375
                                                                                                                ____________
                                                                                                                   1,117,500
                                                                                                                ____________

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             JANUARY 31, 1998 (UNAUDITED)
                                                                                                 Principal
Bonds and Notes (continued)                                                                        Amount           Value
                                                                                                ____________    ____________
                   Technology-2.2%   Quantum,
                                       Conv. Sub. Notes, 7%, 2004...........                   $     500,000   $     493,125
                                                                                                                ____________
           Telecommunications-2.2%   Scandinavian Broadcasting System SA,
                                       Conv. Sub. Notes, 7%, 2004...........                         500,000 (a)     506,250
                                                                                                                ____________
                      Tobacco-3.6%   Philip Morris Cos.,
                                       Notes, 6.95%, 2001...................                         800,000 (f)     829,815
                                                                                                                ____________
                    Utilities-2.7%   Indiantown Cogeneration,
                                       First Mortgage, Ser. A-10, 9.77%, 2020                        500,000         624,429
                                                                                                                ____________
      U.S. Government Agency/
             Mortgage Backed-10.9%   Federal Home Loan Mortgage,
                                       Multiclass Mortgage Participation Ctfs., REMIC:
                                         Ser. 1499, Cl. E, 7%, 4/15/2023
                                              (Interest Only Obligation)........                     850,000 (g)     485,758
                                         Ser. 1610, Cl. PW, 6 1/2%, 4/15/2022
                                             (Interest Only Obligation)........                    1,867,492 (g)     605,476
                                     Federal National Mortgage Association:
                                       9%, 8/1/2026.........................                         801,314         854,402
                                       REMIC Trust, Gtd. Pass-Through Ctfs.,
                                         Ser. 1997-40, Cl. PF, 7%, 12/18/2026
                                             (Interest Only Obligation)........                    1,000,000 (g)     394,063
                                     Government National Mortgage Association I,
                                       9%, 11/15/2017.......................                         122,045         132,915
                                                                                                                ____________
                                                                                                                   2,472,614
                                                                                                                ____________
                                     TOTAL BONDS AND NOTES
                                       (cost $21,134,512)...................                                     $22,043,876
                                                                                                                ============
Equity-Related Securities-5.6%                                                                     Shares
                                                                                                ____________
Warrants-.7%
                     Broadcasting;   Spanish Broadcasting System                                         750 (a)  $  150,000
                                                                                                                ____________
Preferred Stocks-4.9%
                     Broadcasting;   Spanish Broadcasting System,
                                       Cum., $142.50........................                           1,050 (a)   1,118,250
                                                                                                                ____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $1,059,921)....................                                    $  1,268,250
                                                                                                                ============

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JANUARY 31, 1998 (UNAUDITED)
                                                                                                 Principal
Short-Term Investments-.2%                                                                         Amount           Value
                                                                                                ____________    ____________
              U.S. Treasury Bills:   5.17%, 3/5/1998                                             $    31,000 (h)  $   30,859
                                     5.04%, 3/12/1998.......................                          22,000 (h)      21,879
                                                                                                                ____________
                                       (cost $52,738).......................                                  $       52,738
                                                                                                                ============
TOTAL INVESTMENTS (cost $22,247,171)........................................                          102.5%     $23,364,864
                                                                                                     =======    ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (2.5%)  $    (572,612)
                                                                                                     =======    ============
NET ASSETS..................................................................                          100.0%     $22,792,252
                                                                                                     =======    ============

Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, these securities amounted to $7,510,895 or 33.0% of net assets.
    (b)  Variable rate security-interest rate subject to periodic change.
    (c)  Exchangeable into the common stock of Diamond Offshore Drilling.
    (d) Reflects date security can be redeemed at holder's option; the stated maturity date is 8/4/2007.
    (e) Zero coupon until 4/1/2016, date on which a stated coupon rate of 7.95% becomes effective; the stated maturity date is 4/1/2096.
    (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
    (g)  Notional face amount shown.
    (h) Held by the custodian in a segregated account as collateral for open Financial Futures positions.


STATEMENT OF FINANCIAL FUTURES                                                           JANUARY 31, 1998 (UNAUDITED)
                                                                         Market Value                      Unrealized
                                                                           Covered                        Appreciation
Financial Futures Long                                    Contracts    by Contracts        Expiration      at 1/31/98
___________________                                     ____________    ____________     _____________    _____________
U.S. Treasury 5 Yr. Notes....................                  61        $6,708,094        March '98        $36,219
                                                                                                            ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                        JANUARY 31, 1998 (UNAUDITED)
                                                                                                     Cost              Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities-See Statement of Investments           $22,247,171        $23,364,864
                                 Cash.......................................                                             125,510
                                 Receivable for investment securities sold..                                           3,509,950
                                 Interest receivable........................                                             278,152
                                 Receivable for futures variation margin-Note 4(a)                                         7,625
                                 Prepaid expenses and other assets..........                                              16,803
                                                                                                                    ____________
                                                                                                                      27,302,904
                                                                                                                    ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             7,765
                                 Due to Distributor.........................                                               4,767
                                 Payable for investment securities purchased                                           3,494,879
                                 Bank loan payable-Note 2...................                                             911,000
                                 Payable for shares of Common Stock redeemed                                              63,354
                                 Interest payable-Note 2....................                                               5,100
                                 Accrued expenses...........................                                              23,787
                                                                                                                    ____________
                                                                                                                       4,510,652
                                                                                                                    ____________
NET ASSETS..................................................................                                         $22,792,252
                                                                                                                    ============
REPRESENTED BY:                  Paid-in capital............................                                         $21,272,041
                                 Accumulated undistributed investment income-net                                          16,350
                                 Accumulated net realized gain (loss) on investments                                     349,949
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments (including $36,219 unrealized appreciation
                                   on financial futures)-Note 4(b).............                                        1,153,912
                                                                                                                    ____________
NET ASSETS..................................................................                                         $22,792,252
                                                                                                                    ============
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized).............                                           1,708,629
NET ASSET VALUE, offering and redemption price per share....................                                              $13.34
                                                                                                                         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest income............................                    $   814,113
                                 Cash dividends.............................                         51,182
                                                                                                ___________
                                       Total Income.........................                                         $   865,295
EXPENSES:                        Management fee-Note 3(a)...................                         83,145
                                 Shareholder servicing costs-Note 3(b)......                         36,602
                                 Registration fees..........................                         12,579
                                 Auditing fees..............................                          9,682
                                 Interest expense-Note 2....................                          7,728
                                 Prospectus and shareholders' reports.......                          6,785
                                 Custodian fees-Note 3(b)...................                          3,412
                                 Directors' fees and expenses-Note 3(c).....                          1,659
                                 Legal fees.................................                            806
                                 Miscellaneous..............................                          2,951
                                                                                                ___________
                                       Total Expenses.......................                        165,349
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (57,848)
                                                                                                ___________
                                       Net Expenses.........................                                             107,501
                                                                                                                     ___________
INVESTMENT INCOME-NET.......................................................                                             757,794
                                                                                                                     ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $   386,056
                                 Net realized gain (loss) on financial futures                      331,842
                                                                                                ___________
                                       Net Realized Gain (Loss).............                                             717,898
                                 Net unrealized appreciation (depreciation) on investments
                                     [including ($62,687) net unrealized depreciation on
                                      financial futures]....................                                              28,988
                                                                                                                     ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                             746,886
                                                                                                                     ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $1,504,680
                                                                                                                     ===========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                           January 31, 1998     Year Ended
                                                                                              (Unaudited)      July 31, 1997
                                                                                             ____________      _____________
OPERATIONS:
  Investment income-net....................................................                 $     757,794       $  1,229,093
  Net realized gain (loss) on investments..................................                       717,898            239,930
  Net unrealized appreciation (depreciation) on investments................                        28,988          1,152,489
                                                                                             ____________       ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                     1,504,680          2,621,512
                                                                                             ____________       ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                      (741,444)        (1,230,426)
  Net realized gain on investments.........................................                      (559,454)           ----
                                                                                             ____________       ____________
    Total Dividends........................................................                    (1,300,898)        (1,230,426)
                                                                                             ____________       ____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                     3,276,366         17,525,998
  Dividends reinvested.....................................................                       879,883            816,175
  Cost of shares redeemed..................................................                    (3,511,378)        (7,545,368)
                                                                                             ____________       ____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                       644,871         10,796,805
                                                                                             ____________       ____________
      Total Increase (Decrease) in Net Assets..............................                       848,653         12,187,891
NET ASSETS:
  Beginning of Period......................................................                    21,943,599          9,755,708
                                                                                             ____________       ____________
  End of Period............................................................                   $22,792,252        $21,943,599
                                                                                             ============       ============
Undistributed investment income-net........................................                $       16,350           ----
                                                                                             ____________       ____________
                                                                                               Shares              Shares
                                                                                             ____________       ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                       248,101          1,396,403
  Shares issued for dividends reinvested...................................                        66,805             64,742
  Shares redeemed..........................................................                      (265,388)          (600,098)
                                                                                             ____________       ____________
    Net Increase (Decrease) in Shares Outstanding..........................                        49,518            861,047
                                                                                             ============       ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Six Months Ended
                                                                          January 31, 1998        Year Ended July 31,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______         ______
    Net asset value, beginning of period.......................               $13.23             $12.22         $12.50
                                                                              ______             ______         ______
    Investment Operations:
    Investment income-net......................................                  .46                .95            .46
    Net realized and unrealized gain (loss) on investments.....                  .44               1.01           (.28)
                                                                              ______             ______         ______
    Total from Investment Operations...........................                  .90               1.96           .18
                                                                              ______             ______         ______
    Distributions:
    Dividends from investment income-net.......................                 (.45)              (.95)          (.46)
    Dividends from net realized gain on investments............                 (.34)                -             -
                                                                              ______             ______         ______
    Total Distributions........................................                 (.79)              (.95)          (.46)
                                                                              ______             ______         ______
    Net asset value, end of period.............................               $13.34             $13.23         $12.22
                                                                              ======             ======         ======
TOTAL INVESTMENT RETURN........................................                13.85%(2)          16.70%          3.05%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..........                  .90%(2)            .52%             -
    Ratio of interest expense to average net assets............                  .07%(2)            .06%             -
    Ratio of net investment income to average net assets.......                 6.84%(2)           7.45%          7.70%(2)
    Decrease reflected in above expense ratios due to undertakings by the
      Manager (limited to the expense limitation provision of the
      management agreement)....................................                  .52%(2)            .98%          2.50%(2)
    Portfolio Turnover Rate....................................               108.60%(3)         321.59%        139.38%(3)
    Net Assets, end of period (000's Omitted)..................              $22,792            $21,944         $9,756

____________________

(1)    From February 2, 1996 (commencement of operations) to July 31, 1996.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Intermediate Term Income Fund (the "Fund") is a series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund is a diversified series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as
to values from dealers; and general market conditions.    Securities for which
there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.
    The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 1998 was approximately $277,400, with a related weighted average annualized interest rate of 5.53%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken from August 1, 1997 through January 31, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceed .90 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $57,848 during the period ended January 31, 1998.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1998, the Fund was charged $27,715 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1998, the Fund was charged $6,268 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended January 31, 1998, the Fund was charged $3,412 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 1998 amounted to $25,579,267 and $26,635,577 respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These
DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 1998, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (b) At January 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $1,153,912, consisting of $1,273,196 gross unrealized appreciation and $119,284 gross unrealized depreciation.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INTERMEDIATE TERM INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            082SA981
Intermediate Term
Income Fund
Semi-Annual
Report
January 31, 1998
Registration Mark
[Dreyfus logo]